UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of theSecurities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2014

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 24, 2014, Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast” or the “Company”) and Seacoast’s wholly-owned subsidiary, Seacoast National Bank, a national banking association (“SNB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The BANKshares, Inc., a Florida corporation (“BANKshares”), and BANKshares’ wholly-owned subsidiary, The BankFIRST, a Florida bank (“BankFIRST”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, BANKshares will merge with and into Seacoast, with Seacoast continuing as the surviving corporation (the “Merger”).

Following the Merger, BankFIRST will merge with and into SNB, with SNB surviving the merger and continuing its corporate existence under the name “Seacoast National Bank.”

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Board of Directors of Seacoast and BANKshares, upon completion of the Merger, each outstanding share of BANKshares common stock will be converted into the right to receive 0.4975 (the “Exchange Ratio”) of a share of Seacoast common stock (subject to the payment of cash in lieu of fractional shares) (the “Merger Consideration”). Immediately prior to the Merger, outstanding BANKshares stock options, restricted stock units and other equity-based awards will (1) vest in accordance with their terms, (2) exercise in accordance with its terms, or (3) terminate. The resulting BANKshares common stock, if any, will be converted as set forth in the prior sentence. Each outstanding share of Seacoast common stock will remain outstanding and be unaffected by the Merger.

Upon completion of the Merger, one individual who is currently a director of BANKshares and who is selected by Seacoast in its sole discretion will be appointed to Seacoast’s Board of Directors.

The Merger Agreement contains customary representations and warranties from both Seacoast and BANKshares and each have agreed to customary covenants, including, among others, covenants relating to (1) the conduct of Seacoast’s and BANKshares’ businesses during the interim period between the execution of the Merger Agreement and the completion of the Merger, (2) Seacoast’s and BANKshares’ obligations to convene and hold meetings of their respective shareholders to consider and vote upon the approval of the Merger, the Merger Agreement and the Merger Agreement, as applicable and (3) subject to certain exceptions, the recommendation by the Boards of Directors of Seacoast and BANKshares in favor of the approval by their respective shareholders of the Merger, the Merger Agreement, the Merger Consideration and the transactions contemplated thereby, as applicable. BANKshares has also agreed not to (1) solicit proposals relating to any alternative acquisition proposals or (2) subject to certain exceptions, enter into any discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any alternative acquisition proposals.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) approval of the Merger Agreement, the Merger and the Merger Consideration, as applicable, by Seacoast’s and BANKshares’ shareholders, (2) receipt of required regulatory approvals without the imposition of conditions or consequences that would have a material adverse effect on Seacoast or its subsidiaries after the effective time of the Merger, (3) the absence of any law or order prohibiting the completion of the Merger, (4) the effectiveness of the registration statement for the Seacoast common stock to be issued in the Merger and (5) the quotation of the Seacoast common stock to be issued in the Merger on the NASDAQ Global Select Market. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for Seacoast and BANKshares, as the case may be, applicable upon: (1) mutual consent, (2) a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement, (3) final, non-appealable denial of required regulatory approvals (4) either Seacoast’s or BANKshares’ shareholders failure to approve the Merger, Merger Agreement or Merger Consideration, as applicable, by the required vote, (5) December 31, 2014 if the Merger has not been completed by that date, (6) BANKshares’ withdrawal, qualification or modification or its shareholder recommendation, (7) BANKshares’ failure to substantially comply with its “no-shop” obligations under the Merger Agreement or its obligation to call, give notice of, convene and hold its shareholders meeting, (8) BANKshares has recommended, endorsed, accepted or agreed to a competing acquisition proposal, or (9) if holders of more than 5% in the aggregate of the outstanding BANKshares common stock vote shares against the Merger Agreement or the Merger and have given notice of their intention to exercise their dissenters’ rights. In addition, the Merger Agreement provides that, upon termination of the Merger Agreement in certain circumstances, BANKshares may be required to pay Seacoast a termination fee of $4.0 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Seacoast, BANKshares, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of Seacoast, BANKshares or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Seacoast.

Item 2.02 Results of Operations and Financial Condition

On April 24, 2014, the Company announced its financial results for the first quarter ended March 31, 2014.

A copy of the press release announcing Seacoast’s results for the first quarter ended March 31, 2014 is attached hereto as Exhibit 99.1 and incorporated herein by reference thereto.

Item 7.01 Regulation FD Disclosure

On April 25, 2014, Seacoast held an investor conference call to discuss its financial results for the first quarter ended March 31, 2014. A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference thereto. Also attached as Exhibit 99.3 are charts (available on the Company’s website at www.seacoastbanking.net) containing information used in the conference call and incorporated herein by reference. All information included in the transcript and the charts is presented as of March 31, 2014, and the Company does not assume any obligation to correct or update said information in the future.

The information in Items 2.02 and 7.01, as well as Exhibits 99.1, 99.2 and 99.3, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01	Other Events

On April 24, 2014, Seacoast issued a press release announcing that Seacoast and BANKshares had entered into the Agreement, as described in Item 1.01. Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the press release is attached hereto as Exhibit 99.4 and is incorporated into this Item 8.01 by this reference.

In the investor conference call on April 25, 2014, Seacoast also discussed the Merger. Pursuant to General Instruction F to the Commission’s Form 8-K, the slide show presentation related to the merger and referenced and made available in connection with the investor conference call is attached hereto as Exhibit 99.5 and is incorporated into this Item 8.01 by this reference, and is also available on Seacoast’s internet website.

All information included in the press release and the slide show presentation is presented as of the respective dates thereof, and Seacoast does not assume any obligation to correct or update such information in the future.

Additional Information

Seacoast Banking Corporation of Florida (“Seacoast”) and The BANKshares, Inc. will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Seacoast will be available free of charge by contacting Investor Relations at 772.288.6085.

The directors, executive officers, and certain other members of management and employees of Seacoast and BANKshares are participants in the solicitation of proxies in favor of the merger from the shareholders of Seacoast and BANKshares.

Information about the directors and executive officers of Seacoast is included in the proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 8, 2014. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Important Information for Investors and Shareholders

Seacoast Banking Corporation of Florida (“Seacoast”) will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 containing a joint proxy statement/prospectus of The BANKshares, Inc. (“BANKshares”) and Seacoast, and Seacoast will file other documents with respect to the proposed merger. A definitive joint proxy statement/prospectus will be mailed to shareholders of BANKshares and Seacoast. Investors and security holders of BANKshares and Seacoast are urged to read the joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast.

Seacoast, BANKshares, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 17, 2014, its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 8, 2014 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Notice Regarding Forward-Looking Statements

Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 referenced herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. These statements are subject to numerous risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of shareholders of Seacoast and BANKshares in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and BANKshares; the diversion of management time on issues related to the merger; the failure to consummate or delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Seacoast's most recent Form 10-K report and to Seacoast's most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Seacoast or BANKshares.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2014, by and among Seacoast, SNB, BANKshares and BankFIRST

99.1	Press Release dated April 24, 2014, with respect to Seacoast’s financial results for the first quarter ended March 31, 2014

99.2	Transcript of Seacoast’s investor conference call held on April 25, 2014 to discuss the Company’s financial results for the first quarter ended March 31, 2014 and Merger

99.3	Data on website containing information used in the conference call held on April 25, 2014

99.4	Press Release issued on April 24, 2014, with respect to the announcement of the Agreement and Plan of Merger by and among Seacoast, SNB, BANKshares and BankFIRST

99.5	Slide Show Presentation related to the Merger referenced and made available in connection with the investor conference call on April 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ William R. Hahl
William R. Hahl
Executive Vice President and Chief Financial Officer

Date: April 28, 2014